UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 23, 2005

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                      1-9494                 13-3228013
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)


  727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01       Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its directors, executive officers and other management employees pursuant to its 1998 Directors Option Plan and the 1998 and 2005 Employee Incentive Plans and pursuant to various retirement plans, formal agreements and informal agreements. The Compensation Committee of Registrant's Board of Directors made various changes to date in fiscal 2005. Forms of changed awards, terms and agreements subject to such changes made to date in fiscal 2005 are attached as exhibits hereto and are incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

    (c)      Exhibits

             4.3       Amended  and   Restated  1998  Employee   Incentive  Plan
                       effective May 19, 2005.

             10.49a Form of Indemnity Agreement, approved by the Board of Directors on March 11, 2005 for use with all directors and executive officers. Corrected version.

             10.140a Form of Terms of Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant's 1998 Employee Incentive Plan and 2005 Employee Incentive Plan.

             10.141a Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant's Executive Officers and Time-Vested Restricted Unit Awards made to other officers of Registrant's affiliated companies pursuant to the Registrant's 1998 Employee Incentive Plan and pursuant to the Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

             10.143a Terms of Stock Option Award (Standard Non-Qualified Option) under Registrant's 1998 Employee Incentive Plan as revised May 19, 2005.

             10.144a Terms of Stock Option Award (Transfereable Non-Qualified Option)under Registrant's 1998 Employee Incentive Plan as revised May 19, 2005(form used for Executive Officers).

             10.145    2005 Employee Incentive Plan as adopted May 19, 2005.

             10.146 Form of Terms of Time-Vested Restricted Stock Unit Grants under Registrant's 1998 Employee Incentive Plan and 2005 Employee Incentive Plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  May 23, 2005

                                  EXHIBIT INDEX


Exhibit No.            Description

4.3                    Amended  and   Restated  1998  Employee   Incentive  Plan
                       effective May 19, 2005.

10.49a Form of Indemnity Agreement, approved by the Board of Directors on March 11, 2005 for use with all directors and executive officers. Corrected version.

10.140a Form of Terms of Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant's 1998 Employee Incentive Plan and 2005 Employee Incentive Plan.

10.141a Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant's Executive Officers and Time-Vested Restricted Unit Awards made to other officers of Registrant's affiliated companies pursuant to the Registrant's 1998 Employee Incentive Plan and pursuant to the Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

10.143a Terms of Stock Option Award (Standard Non-Qualified Option) under Registrant's 1998 Employee Incentive Plan as revised May 19, 2005.

10.144a Terms of Stock Option Award (Transfereable Non-Qualified Option)under Registrant's 1998 Employee Incentive Plan as revised May 19, 2005(form used for Executive Officers).

10.145                 2005 Employee Incentive Plan as adopted May 19, 2005.

10.146 Form of Terms of Time-Vested Restricted Stock Unit Grants under Registrant's 1998 Employee Incentive Plan and 2005 Employee Incentive Plan.